EXHIBIT 4.1
FORM OF COMMON STOCK CERTIFICATE

NUMBER                                                                                                                                    SHARES

AXION POWER INTERNATIONAL, INC.

INCORPORATED UNDER THE LAWS CUSIP 05460X 10 9
OF THE STATE OF DELAWARE

THIS CERTIFIES THAT:

IS THE OWNER OF:

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.0001 PER SHARE OF AXION POWER INTERNATIONAL, INC.

(hereinafter called the "Corporation"), transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Secretary	SEAL	President

The Corporation will furnish to any stockholder upon request and without charge a statement of the powers, designations, preferences and rights, and the qualifications, limitations and restrictions of such preferences and rights of all classes and series of the capital stock of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	-		custodian
TEN ENT	-	as tenants by the entireties			(Cust)		(Minor)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors
Act ___________________
(State)
Additional abbreviations may also be used though not in the above list.

For value received,	hereby sell, assign and transfer unto

please insert social security or other identifying number of assignee

(please print or typewrite name and address, including zip code, of assignee)
shares
represented by the within certificate; and do hereby irrevocably constitute and appoint attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSIP IN AN APPROVED SIGNATUE GUARANTEE MEDALLION PROGRAM), PURUANT TO SEC RULE 17Ad-15.